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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 15, 2007

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                    000-32741                   84-1394211
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)



 13-01 Pollitt Drive, Fair Lawn, NJ                                 07410
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

        [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [ ]     Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]     Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

Vyteris Holdings (Nevada), Inc. ("Vyteris") sold the following shares of unregistered securities in private placement transactions in reliance upon the exemption from registration under Section 4(2) of, or Regulation S promulgated under, the Securities Act of 1933, as amended, to accredited investors or to non-United States residents:

        o on March 16, 2007, 5,801,667 shares of common stock for a purchase price of $0.75 per share, resulting in net proceeds to Vyteris of $3,916,125 after payment of finders fees in the amount of $435,125 to International Capital Advisory Inc. ("ICA") and its affiliates;

        o on March 15, 2007, 1,640,000 shares of common stock for a purchase price of $0.75 per share, resulting in net proceeds to Vyteris of $1,107,000, after payment of finders fees in the amount of $123,000 to ICA and its affiliates;

        o prior to March 15, 2007, 1,560,001 shares of common stock for a purchase price of $0.75 per share, resulting in net proceeds to Vyteris of $1,053,001 after payment of finders fees in the amount of $117,000 to ICA and its affiliates in previously unreported transaction; and

        o prior to March 15, 2007, 494,000 shares of common stock for a purchase price of $0.75 per share, resulting in net proceeds to Vyteris of $333,450 after payment of finders fees in the amount of $37,050 to Spencer Trask Ventures, Inc. ("STVI") in previously unreported transactions. STVI is a related-person of Spencer Trask Specialty Group, LLP, a principal stockholder of Vyteris.

In connection with the transactions described above, Vyteris issued to ICA and its affiliates and STVI, fully-vested warrants to purchase up to 900,167 shares and 49,400 shares, respectively, of Vyteris common stock at a price per share of $0.75.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             VYTERIS HOLDINGS (NEVADA), INC.



                             By: /s/ Joseph N. Himy
                                ------------------------------------------------
                                Name:  Joseph N. Himy
                                Title: Vice President of Finance and
                                       Principal Accounting Officer




Dated:  March 21, 2007